UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2020

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware			20-2311383
(State or Other Jurisdiction of Incorporation)			(IRS Employer Identification No.)

2021 Spring Road Suite 600	Oak Brook	IL	60523
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition
On May 7, 2020, TreeHouse Foods, Inc. (NYSE: THS) issued a press release announcing its financial and operating results for the fiscal quarter ended March 31, 2020 and providing information relating to its previously announced webcast being held to discuss such results. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 8.01. Other Events

On February 26, 2020, TreeHouse Foods, Inc. (the “Company”) issued a press release announcing the Company changed its organizational structure to modify how the Company manages its business and allocates resources. Beginning in the first quarter of 2020, the Company has reorganized its reportable segments from three divisions, formerly organized and managed by products (Baked Goods, Beverages and Meal Solutions) to two divisions organized and managed according to market dynamics (Snacking & Beverages and Meal Preparation). All prior period information has been recast to reflect this change in reportable segments.

For comparability and investor analysis purposes, the Company has recast the presentation of selected segment information for 2019 and 2018. The recast of the previous segment financial information is not a restatement of previous financial statements and does not affect the Company's consolidated reported net sales, net loss, loss per share, operating income or total assets or liabilities for any of the previously reported periods.

The selected segment information is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

The information in this Form 8-K under Item 2.02, Item 8.01, Exhibit 99.1, and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Section 9 – Financial Statements and Exhibits
Item 9.01. Other Events

(d)	Exhibits:

Exhibit Number	Exhibit Description

99.1	Press Release dated May 7, 2020 announcing financial results for the fiscal quarter ended March 31, 2020
99.2	Recast segment information for 2019 and 2018
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	May 7, 2020	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill

General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant